UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2026
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant's telephone number, including area code)

________________________________________________________________________________________________
(Former name or former address, if changed since last report)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
Financial Results for the Quarter Ended September 30, 2026

On November 5, 2026, Universal Electronics Inc. (the "Company") issued a press release reporting financial results for the quarter ended September 30, 2026 and certain other information. A copy of the Company's press release is furnished as Exhibit 99.1 with this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the
Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”),
whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. Furthermore, the information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits.

The following exhibits are furnished with this report.
Exhibit No.    Description
99.1        Press Release of Universal Electronics Inc., dated November 5, 2026
104         Cover Page to this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: November 5, 2026	By:	/s/ Sui Man (Raymond) Ho
Sui Man (Raymond) Ho
Chief Financial Officer (Principal Financial Officer)

2